Exhibit 99.1

Goldrich Mining Reports 2017 Production Totaling 12,000 Ounces of Gold at Chandalar Mine

SPOKANE, WA – October 18, 2017- Goldrich Mining Company (OTCBB: GRMC) (“Goldrich” or the “Company) is pleased to announce the 2017 production results for the Chandalar Mine. The Chandalar mine is owned by Goldrich NyacAU Placer, LLC (“GNP”), a 50/50% joint venture between Goldrich and NyacAU, to mine the various placer deposits that occur throughout Goldrich’s 23,000-acre Chandalar gold project in Alaska. NyacAU is the manager of the joint venture.

2017 Production Summary

The Chandalar mine production for 2017 was 14,670 ounces of raw placer gold, which is approximately equivalent to 12,000 ounces of fine gold. This compares to 10,209 ounces of raw gold, or approximately 8,200 ounces of fine gold, produced in 2016 and 4,400 ounces of raw gold, or approximately 3,600 ounces of fine gold, produced in 2015.

Per the terms of the joint venture operating agreement, GNP is required to make a payment of approximately $1.3 million (1,100 ounces X $1,201 per ounce) to Goldrich for the 2016 Minimum Production Requirement and approximately $1.4 million (1,200 ounces X $1,201 per ounce) for the 2017 Minimum Production Requirement. The Minimum Production Requirement for 2018 will be determined based on the spot price of gold on December 1, 2017. The Minimum Production Requirement payments for 2016, 2017 and 2018 are due by October 31, 2018. Assuming a spot price of gold of $1,201, the total 2018 Minimum Production Requirement will be $1.6 million (1,300 ounces X $1,201 per ounce) and the total required payments to Goldrich from GNP on October 31, 2018 will be approximately $4.3 million (3,600 ounces X $1,201 per ounce).

The 2017 production season ran from approximately June 4, 2017 through September 27, 2017. The normal production season is approximately from mid-June through mid-September, subject to weather. In addition, stripping of overburden and stockpiling of pay gravel can usually be done for at least one month before and after the production season. Stripping of overburden this year continued through October 17, 2017.

2017 Drill Program

The GNP sonic drill program drilled 231 holes totaling 14,271 feet. The drilling program was completed by GNP. Goldrich has not yet received the drill results from GNP.

Goldrich previously conducted 15,000 feet (4,572 meters) of reverse circulation drilling on the placer deposit in 2007. This drill program delineated approximately 10.5 million cubic yards of mineralized material at an average grade of 0.025 ounces (0.78 grams) gold per cubic yard containing an estimated 250,000 ounces of gold(1).

(1) This mineralized material is not a mineral reserve as defined in SEC Industry Guide 7.

About Goldrich Mining

Goldrich Mining (OTCBB: GRMC) is a U.S. based resource company focused on developing the Chandalar gold district in Alaska, USA. The Company controls a land package spanning over 23,000 acres of highly prospective gold targets and historic mines. Goldrich is focused on building shareholder value by monetizing placer assets, generating non-dilutive funds, and working towards building a lode gold mine at Chandalar.

GNP is a 50/50 joint-venture formed between Goldrich and NyacAU, LLC (“NyacAU”) to mine the various placer deposits that occur throughout the Company’s 23,000 acre Chandalar land package (“Chandalar”) in central Alaska. Goldrich retains ownership of its 50% interest in GNP but, after the sale of 12% of the cash flows Goldrich receives in the future from its interest in GNP to Chandalar Gold, LLC (“CGL”), a non-related entity, Goldrich will effectively receive approximately 44% and CGL will receive 6% (12% of Goldrich’s 50% of GNP = 6%) of any cash distributions produced by GNP, subject to the terms of the GNP operating agreement (see press release dated June 23, 2015).

For additional information regarding Goldrich Mining Company or this news release, please contact President and CEO Mr. William Schara via telephone at (509) 768-4468 or visit www.goldrichmining.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements concern use of proceeds and potential exercise of the warrants. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might”, “should” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

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risks related to our ability to continue as a going concern being in doubt;

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risks related to our history of losses;

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risks related to our outstanding gold forward sales contracts and notes;

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risks related to need to raise additional capital to fund our exploration and, if warranted, development and production programs;

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risks related to our property not having any proven or probable reserves;

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risk related to our limited history of commercial production;

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risk related to operating a mine;
risk related to accurately forecasting production;

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risks related to our dependence on a single property – the Chandalar property;

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risks related to climate and location restricting our exploration and, if warranted, development and production activities;

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risks related to our mineralization estimates being based on limited drilling data;

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risks related to our exploration activities not being commercially successful;

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risks related to actual capital costs, production or economic return being different than projected;

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risk related to our joint venture arrangements;

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risks related to mineral exploration;

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risks related to increased costs;

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risks related to a shortage of equipment and supplies;

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risk related to fluctuations in gold prices;

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risks related to title to our properties being defective;

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risks related to title to our properties being subject to claims;

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risks related to estimates of mineralized material;

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risks related to government regulation;

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risks related to environmental laws and regulation;

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risks related to land reclamation requirements;

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risks related to future legislation regarding mining laws;

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risks related to future legislation regarding climate change;

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risks related to our lack of insurance coverage for all risks;

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risks related to competition in the mining industry;

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risks related to our dependence on key personnel;

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risks related to our executive offices not dedicating 100% of their time to our company;

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risks related to potential conflicts of interest with our directors and executive officers;

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risks related to market conditions; and

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risks related to our shares of common stock.

This list is not exhaustive of the factors that may affect our forward-looking statements. Some of the important risks and uncertainties that could affect forward-looking statements are discussed in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.